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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): September 1, 1997


                             KEY ENERGY GROUP, INC.
             (Exact name of registrant as specified in its charter)

        MARYLAND                    1-8038                      04-2648081
(State of Incorporation)   (Commission File Number)  (IRS Employer Identification No.)



                         TWO TOWER CENTER, TENTH FLOOR
                        EAST BRUNSWICK, NEW JERSEY 08816
                    (Address of Principal Executive Offices)


                                  908/247-4822
              (Registrant's telephone number, including area code)


                                (NOT APPLICABLE)
         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OF DISPOSITION OF ASSETS.

        Effective as of September 1, 1997, Yale E. Key, Inc., a wholly owned subsidiary of Key Energy Group, Inc. (the "Company"), acquired all of the issued and outstanding capital stock of Ram Oil Well Service, Inc. ("Ram") and Rowland Trucking Co. Inc. ("Rowland"), two closely held New Mexico corporations. The assets owned by Ram and Rowland consist of equipment and vehicles utilized in working-over and servicing oil and gas wells in West Texas and Southeast New Mexico. The consideration given by the Company for the issued and outstanding capital stock of Ram and Rowland consists of cash in the amount of $21.5 million, which consideration was financed by the Company's credit facility and available cash balances. The amount of such consideration was determined by negotiations between the Company and the sole stockholder of all the issued and outstanding capital stock of Ram and Rowland. No material relationship exists between the sole stockholder of Ram and Rowland and the Company or any of its affiliates, any director or officer of the Company or any associate of any such officer or director. The Company intends for the assets of Ram and Rowland to continue to be used in working-over and servicing oil and gas wells.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Financial Statements of Business Acquired.

             To be filed by amendment within (60) days of the date of this report on Form 8-K.

        (b)  Pro Forma Financial Information.

             To be filed by amendment within (60) days of the date of this report on Form 8-K.

        (c)  Exhibits.

        The following exhibits, from which schedules have been omitted and will be furnished to the Commission upon its request, are filed with this report on Form 8-K.

        2.1  Stock Purchase Agreement (Rowland Trucking Co., Inc.) Among Yale
             E. Key, Inc. and Robert D. Calhoun, dated as of September 1, 1997

        2.2  Stock Purchase Agreement (Ram Oil Well Services, Inc.) Among Yale
             E. Key, Inc. and Robert D. Calhoun, dated as of September 1, 1997.




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                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 16, 1997               KEY ENERGY GROUP, INC.



                                        By:  /s/ FRANCIS D. JOHN
                                           -------------------------------
                                             Francis D. John, President




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                               INDEX TO EXHIBITS


EXHIBIT
  NO.                               DESCRIPTION
-------                             -----------
  2.1 Stock Purchase Agreement (Rowland Trucking Co., Inc.) Among Yale E. Key, Inc. and Robert D. Calhoun, dated as of September 1, 1997

  2.2           Stock Purchase Agreement (Ram Oil Services, Inc.) Among Yale E.
                Key, Inc. and Robert Calhoun, dated as of September 1, 1997.